Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-16927, No. 33-90398, No. 333-59981, No. 333-57266, No. 333-104065, and No. 333-118579) of Reuters Group PLC of our report dated 7 March 2005 relating to the financial statements of Reuters Group PLC which appears in this Annual Report on Form 20-F for the year ended 31 December 2004.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
London, England

7 March 2005